Exhibit 21
LIST OF SUBSIDIARIES OF COMMUNITY HEALTH SYSTEMS, INC.
AS OF October 2, 2007
EACH SUBSIDIARY IS WHOLLY OWNED BY COMMUNITY HEALTH SYSTEMS, INC. UNLESS OTHERWISE INDICATED.
Community Health Systems, Inc. (DE)
CHS/Community Health Systems, Inc. (DE)
Triad Healthcare Corporation (DE)
Community Health Systems Professional Services Corporation (DE)
Community Insurance Group, LTD. (Cayman Islands)
Community Health Systems Foundation (TN non-profit)
HealthTrust Purchasing Group, L.P. (DE) 17
CHS Realty Holdings I, Inc. (TN)
CHS Realty Holdings II, Inc. (TN)
CHS Realty Holdings Joint Venture (TN) — 50% (CHS Realty Holdings I, Inc. — 50%)

Pennsylvania Hospital Company, LLC (DE)
Pottstown Hospital Company, LLC (DE) — 99% (Hallmark Healthcare Corporation — 1%) d/b/a Pottstown Memorial Medical Center; Pottstown Memorial Medical Center Transitional Care Unit; Pottstown Memorial Medical Center Renal Care Unit; Pottstown Memorial Medical Center Home Care; Tri-County Laboratory; Schuylkill Valley Health System; Pottstown Obstetrical Associates; Pottstown Oncology Associates
Pottstown Memorial Malpractice Assistance Fund, Inc. (PA non-profit)
Pennsylvania Medical Professionals, P.C. (PA — Pottstown physician-owned captive PC)
d/b/a: Brandywine Hospitalist Group; Medical Specialists of Northampton; Pottstown Hospitalist Associates; Chestnut Hill Community Medical Associates; Chestnut Hill Hospital Care Associates
Coventry Clinic Company, LLC (DE)
d/b/a: Pottstown Pathology Associates, Pottstown Psychiatric Associates, Pottstown Emergency Medicine Associates;
Pottstown Clinic Company, LLC (DE) — 99% (Hallmark Healthcare Corporation — 1%) d/b/a: Coventry Family Care; Coventry Pediatrics; Berks Family Care; Coventry Family Care at the Court at Limerick; Coventry Hospitalists; Coventry Medical Group
Pottstown Imaging Company, LLC (DE) — 99% (Hallmark Healthcare Corporation — 1%) d/b/a Pottstown Imaging Center
Phoenixville Hospital Company, LLC (DE) — 99% (Hallmark Healthcare Corporation — 1%)
d/b/a Phoenixville Hospital; Phoenixville Hospital Therapy & Fitness; Limerick Medical Center; Cardiothoracic Surgical Specialists
Phoenixville Hospital Malpractice Assistance Fund, Inc. (PA non-profit)
Phoenixville Clinic Company, LLC (DE)
d/b/a: Phoenixville Surgical Associates; Phoenix Family and Sports Medicine; Hematology/Oncology Associates of Phoenixville
Women’s Healthcare Associates of Phoenixville, LLC (DE)
Schuylkill Internal Medicine Associates, LLC (DE)
d/b/a: Collegeville Primary Care; Jeffersonville Primary Care

CHHS Holdings, LLC (DE) — 99% (Hallmark Healthcare Corporation — 1%)
Chestnut Hill Health System, LLC (DE)14
CHHS Hospital Company, LLC (DE)
d/b/a Chestnut Hill Hospital; Chestnut Hill Family Practice
CHHS Development Company, LLC (DE)
CHHS Rehab Company, LLC (DE)
d/b/a Chestnut Hill Rehabilitation Hospital
CHHS ALF Company, LLC (DE)
d/b/a Springfield Residence; Evergreen Adult Day Program
Chestnut Hill Clinic Company, LLC (DE)
d/b/a: Chestnut Hill OB/GYN Associates; Penn Surgery at Chestnut Hill Hospital; Chestnut Hill Family Care Associates; Chestnut Hill Gynecology Oncology Associates; Chestnut Hill Maternal Fetal Medicine; Chestnut Hill Endocrinology, Diabetes and Metabolic Associates; Chestnut Hill Internal Medicine Associates; Springfield Medical Associates; Family Practice of Upper Dublin
Virginia Hospital Company, LLC (VA)
Petersburg Hospital Company, LLC (VA) — 99% (CHIC — 1%)
d/b/a Southside Regional Medical Center; Southside Regional Medical Center — Renal Services; Southside Regional Medical Center Home Health; Southside Rehabilitation Services (Petersburg & Colonial Heights); Southside Behavioral Health Services; Southside Industrial Medicine; Southside Regional Medical Center School of Nursing; Southside Regional Medical Center School of Radiation Sciences; Southside Regional Medical Center Professional Schools
Colonial Heights Imaging, LLC (VA)
Petersburg Clinic Company, LLC (VA) — 99% (CHIC — 1%)
d/b/a Southside Hospitalist Group; Southside Thoracic Surgery; Southside GI Specialists; Health Care Plus (Colonial Heights & Chesterfield); Southside General Surgery; Interventional Pain Specialists; Community Cardiology and Internal Medicine; Rivers Bend Family Practice
Community Health Investment Corporation (DE)
Marion Hospital Corporation (IL)
d/b/a: Heartland Regional Medical Center; Heartland Regional Medical Center Home Health Agency
Heartland Regional Health System, LLC (IL)
Heartland Malpractice Assistance Fund, Inc. (IL non-profit)

Webb Hospital Corporation (DE)
Webb Hospital Holdings, LLC (DE)
Laredo Texas Hospital Company, L.P. (TX)19
d/b/a: Laredo Medical Center; LMC Ambulatory Care Center — North; LMC Outpatient Diagnostic Center; LMC Lamar Bruni Vergara Rehabilitation Center; LMC Child Care Center; LMC Outpatient Diagnostic Center — South; Zapata Minor Care Center; Zapata EMS; Zapata Medical Center
Laredo Texas Home Care Services Company, L.P. (TX) — 99% LP (Webb Hospital Corporation — 1% GP)
d/b/a: Laredo Medical Center Home Health; Laredo Medical Center Hospice; Laredo Home Medical Equipment; Laredo Home Infusion

CHS Holdings Corp. (NY)
Professional Account Services Inc. (TN)
d/b/a: Community Account Services, Inc. (only in the states of TX, AR, NM, CA & IN)
Physician Practice Support, Inc. (TN)
d/b/a: Texas Clinic Practice Support, Inc. (in TX); PPSI Alabama, Inc. (in AL)
Hartselle Physicians, Inc. (AL)
d/b/a: Family Health of Hartselle
Troy Hospital Corporation (AL)
Edge Medical Clinic, Inc. (AL)
Greenville Hospital Corporation (AL)
d/b/a: L.V. Stabler Memorial Hospital
Central Alabama Physician Services, Inc. (AL)
Community Health Network, Inc. (AL)
Eufaula Clinic Corp. (AL)
Eufaula Hospital Corporation (AL)
Foley Hospital Corporation (AL)
d/b/a: South Baldwin Regional Medical Center; South Baldwin Regional Medical Center Home Health Agency
Foley Clinic Corp. (AL)
d/b/a: Orange Beach Family Practice
Foley Home Health Corporation (AL)
Greenville Clinic Corp. (AL)
Fort Payne Hospital Corporation (AL)
d/b/a: DeKalb Regional Medical Center
Fort Payne Clinic Corp. (AL)
d/b/a DeKalb Internal Medicine Fort Payne Home Care Corporation (AL)
d/b/a: DeKalb Regional Home Health
Fort Payne RHC Corp. (AL)
d/b/a: DeKalb Clinic

Centre Hospital Corporation (AL)
d/b/a: Cherokee Medical Center
Centre Clinic Corp. (AL)
Centre Home Care Corporation (AL)
d/b/a: Cherokee Home Health; Cherokee Hospice
Centre RHC Corp. (AL)
d/b/a: Cherokee Clinic
Phillips Hospital Corporation (AR)
d/b/a Helena Regional Medical Center, Helena Regional Medical Center Home Health Agency; Marvell Medical Clinic; Regional Home Care, Helena; Regional Home Care, Forrest City
Phillips Clinic Corp. (AR)
d/b/a Helena Medical Clinic
Harris Medical Clinics, Inc. (AR)
d/b/a: Harris Internal Medicine Clinic; Harris Pediatric Clinic
Forrest City Hospital Corporation (AR)
Forrest City Arkansas Hospital Company, LLC (AR)
d/b/a: Forrest City Medical Center; Forrest City Emergency Medicine Associates
Ambulance Services of Forrest City, LLC (AR)
d/b/a: St. Francis County EMS
Forrest City Clinic Company, LLC (AR)
d/b/a: Three Rivers Internal Medicine; East Arkansas Center for Women’s Health
Bullhead City Hospital Investment Corporation (DE)15
Bullhead City Hospital Corporation (AZ)
d/b/a: Western Arizona Regional Medical Center; Western Arizona Regional Medical Center Home Health Agency; Western Arizona Regional Medical Center Hospice; W.A.R.M.C. Imaging Center
Bullhead City Clinic Corp. (AZ)
d/b/a: Empire Urology Associates; Colorado River Women’s Center; Mohave Surgical Associates of Arizona; Mohave Valley Specialty Center; Continental Divide Surgical Services
Bullhead City Imaging Corporation (AZ)
Silver Creek MRI, LLC (AZ)1
d/b/a: Silver Creek Open MRI

Western Arizona Regional Home Health and Hospice, Inc. (AZ)
d/b/a: Mohave Home Health; Mohave Hospice
Payson Hospital Corporation (AZ)
d/b/a: Payson Regional Medical Center; Payson Regional Home Health Agency; Payson Regional Medical Center Outpatient Treatment Center
Payson Healthcare Management, Inc. (AZ)
d/b/a: Payson Regional Bone & Joint; Payson Pediatrics
Hospital of Barstow, Inc. (DE)
d/b/a: Barstow Community Hospital
Barstow Healthcare Management, Inc. (CA)
Watsonville Hospital Corporation (DE)
d/b/a: Watsonville Community Hospital; Prime Health at Home; The Monterey Bay Wound Treatment Center
Fallbrook Hospital Corporation (DE)
d/b/a: Fallbrook Hospital; Fallbrook Hospital Home Health; Fallbrook Hospital Skilled Nursing Facility; Fallbrook Hospital Hospice
North Okaloosa Medical Corp. (FL) 2
North Okaloosa Surgery Venture Corp. (FL)
Crestview Surgery Center, L.P.(TN)
d/b/a Crestview Surgery Center (in Florida)
Crestview Hospital Corporation (FL)
d/b/a: North Okaloosa Medical Center; North Okaloosa Medical Center Home Health; Gateway Medical Clinic; Hospitalist Services of Okaloosa County; Baker Clinic; Baker Medical Clinic; Gateway Medical Clinic — Baker; Bluewater Bay Medical Center; North Okaloosa Medical Center — Transitional Care Unit
Crestview Professional Condominiums Association, Inc. (FL non-profit)16
Gateway Medical Services, Inc. (FL)

North Okaloosa Clinic Corp. (FL)
d/b/a: Bluewater-Gateway Family Practice; Advanced Family Medicine Clinic
North Okaloosa Home Health Corp. (FL)
d/b/a: Okaloosa Regional Home Health Services
Lake Wales Clinic Corp. (FL)
d/b/a: Surgical Consultants of Central Florida; Cypresswood Family Clinic; Specialty Orthopedics of Central Florida; Polk Cardiology Associates; Neurodiagnostic & Sleep Center of Polk County
Lake Wales Hospital Investment Corporation (FL) 20
Lake Wales Hospital Corporation (FL)
d/b/a: Lake Wales Medical Centers
Fannin Regional Hospital, Inc. (GA)
d/b/a: Fannin Regional Hospital; Fannin Regional M.O.B; Medical Specialties of Ellijay
Fannin Regional Orthopaedic Center, Inc. (GA)
Hidden Valley Medical Center, Inc. (GA)
d/b/a: Hidden Valley Medical Clinic—Blue Ridge; Hidden Valley Medical Clinic — Ellijay; Tri-County Women’s Health; Blue Ridge Primary Care
Granite City Hospital Corporation (IL)
Granite City Illinois Hospital Company, LLC (IL)
d/b/a: Gateway Regional Medical Center; Gateway Regional Medical Center Hospice; Gateway Regional Medical Center Occupational Health; Gateway Regional Medical Center Outpatient Pharmacy; Gateway Pharmacy; Gateway Regional Medical Center Home Health Agency;
Edwardsville Ambulatory Surgery Center, L.L.C. (IL)3
Gateway Malpractice Assistance Fund, Inc. (IL non-profit)
Granite City Orthopedic Physicians Company, LLC (IL)
d/b/a: Illinois SW Orthopedics
Granite City Clinic Corp. (IL)
d/b/a: Gateway Vascular and Surgical Associates; Gateway Urological Associates; Women’s Wellcare of Southwestern Illinois; Gateway Internal Medicine; Family Medicine Associates of Illinois; Gateway Surgical and Vein Care; Premiere Internal Medicine; The Center for Joint Therapy
Granite City Physicians Corp. (IL)
d/b/a Heartland Healthcare

Anna Hospital Corporation (IL)
d/b/a: Union County Hospital; Union County Hospital Long Term Care; Hospital Home Health
Anna Clinic Corp. (IL) d/b/a: Union County Family Medicine; Union County Surgical Services
Red Bud Hospital Corporation (IL)
Red Bud Illinois Hospital Company, LLC (IL)
d/b/a: Red Bud Regional Hospital, Red Bud Nursing Home; Red Bud Regional Hospital Home Care Services
Red Bud Clinic Corp. (IL)
d/b/a: Red Bud Surgical Specialists; Red Bud Regional Family Health; Red Bud Regional Internal Medicine & Pediatrics; Red Bud Anesthesia Group; Red Bud Internal Medicine and Geriatrics
Memorial Management, Inc. (IL)
d/b/a: Heartland Community Health Center; Heartland Cardiovascular Surgeons; Internal Medicine of Southern Illinois; Heartland Cardiology Specialists; Delaney Clinic; Heartland Urology
Southern Illinois Medical Care Associates, LLC (IL)
River to River Heart Group, LLC (IL)
Heartland Rural Healthcare, LLC (IL)
Galesburg Hospital Corporation (IL)
d/b/a: Galesburg Cottage Hospital; Galesburg Cottage Hospital Skilled Nursing Unit; Galesburg Emergency Physicians Associates; Galesburg Nurse Anesthetists Associates
In-Home Medical Equipment Supplies and Services, Inc. (IL)
Cottage Home Options, L.L.C. (IL)9
Cottage Rehabilitation and Sports Medicine, L.L.C. (IL)10
In-Home Assistance, L.L.C. (IL)21
Western Illinois Kidney Center, L.L.C. (IL)11

Knox Clinic Corp. (IL)
d/b/a: Galesburg Internal Medicine; Pediatric Associates of Galesburg; Knoxville Clinic; Galesburg Children’s Clinic; Galesburg Medical Arts Clinic; Galesburg Family Practice Clinic; Cottage Ear, Nose and Throat
Galesburg Home Care Corporation (IL)
d/b/a: Midwest Regional Home Care; Option Care Midwest
Galesburg In-Home Assistance, Inc. (IL)
Waukegan Hospital Corporation (IL)
Waukegan Illinois Hospital Company, LLC (IL)
d/b/a: Vista Medical Center East; Vista Medical Center West; Vista Surgery Center; Vista Treatment Center; Vista MRI Institute; Vista Imaging Center; Vista Physical Medicine & Rehab; Vista Work Power Center; Vista Health System
Waukegan Clinic Corp. (IL)
Waukegan Hospice Corp. (IL)
d/b/a: Star Hospice of Vista Health
Lindenhurst Illinois Hospital Company, LLC (IL)
d/b/a/: Vista Medical Center Lindenhurst
NWI Hospital Holdings, LLC (DE)
Porter Health Services, LLC (DE)
d/b/a: Porter Health Services, LLC of Delaware; Porter Emergency Medical Services
Porter Physician Services, LLC (DE)
d/b/a: Westchester Medical Group; Portage Medical Group; Porter Orthopedic Surgeons; Porter Occupational Medicine
Northwest Indiana Health System, LLC (DE)
Porter Hospital, LLC (DE)
d/b/a: Porter, DeMotte Medical Center; Porter, Valparaiso Hospital; Porter, Portage Hospital; Porter, Valparaiso Outpatient Center; Porter, Chesterton Medical Center; Porter, Valparaiso Therapy Services; Porter, Hebron Medical Center; Porter, Glendale Medical Center; Porter, Northwest Indiana PET/CT Center; Porter, Portage Outpatient Center

Hospital of Fulton, Inc. (KY)
d/b/a: Parkway Regional Hospital, Clinton-Hickman County Medical Center; Hillview Medical Clinic; Parkway Regional Home Health Agency; Hickman-Fulton County Medical Clinic; Regional Home Care, Parkway; Parkway Regional Therapy & Wellness Center
Parkway Regional Medical Clinic, Inc. (KY)
d/b/a: Women’s Wellness Center; Doctors Clinic of Family Medicine; South Fulton Family Clinic
Hospital of Louisa, Inc. (KY)
d/b/a: Three Rivers Medical Center; Three Rivers Home Care
Three Rivers Medical Clinics, Inc. (KY)
d/b/a: Big Sandy Family Care
Jackson Hospital Corporation (KY)
d/b/a: Middle Kentucky River Medical Center; Kentucky River Medical Center
Jackson Physician Corp. (KY)
d/b/a: Wolfe County Clinic; Beatyville Medical Clinic; Community Medical Clinic; Jackson Pediatrics Clinic; Jackson Women’s Care Clinic; Jackson Urology; Jackson Foot and Ankle Clinic
Kentucky River Physician Corporation (KY)
d/b/a: Jackson Medical Clinic; Booneville Medical Clinic
Community GP Corp. (DE)
River West Home Care, LLC (DE)
Community LP Corp. (DE)
Chesterfield/Marlboro, L.P. (DE) — 99.5% LP (Community GP Corp. — .5% GP)
d/b/a: Marlboro Park Hospital; Chesterfield General Hospital
Cleveland Regional Medical Center, L.P. (DE) — 99.5% LP (Community GP Corp. — .5% GP)
d/b/a: Cleveland Regional Medical Center; Cleveland Regional Medical Center Home Health Agency
Timberland Medical Group (TX CNHO)
d/b/a: Big Bend Women’s Health Center; Ear Nose & Throat Associates of Texas; Big Bend Surgical Associates; Aledo Primary Care Clinic
Northeast Medical Center, L.P. (DE) — 99.5% LP (Community GP Corp. — .5% GP)

Ruston Hospital Corporation (DE)
Ruston Louisiana Hospital Company, LLC (DE)
d/b/a: Northern Louisiana Medical Center Ruston Clinic Company, LLC (DE)
d/b/a: OB/GYN Associates of Ruston; Lincoln Surgical Associates; La Femme Obstetrics and Gynecology
Olive Branch Hospital, Inc. (MS)
Olive Branch Clinic Corp. (MS)
Community Health Care Partners, Inc. (MS)
d/b/a: Community Choice Network (in Tennessee)
Washington Hospital Corporation (MS)
King’s Daughters Malpractice Assistance Fund, Inc. (MS non-profit)
Washington Clinic Corp. (MS)
Washington Physician Corp. (MS)
Kirksville Hospital Corporation (MO)
Kirksville Missouri Hospital Company, LLC (MO)4
d/b/a Northeast Regional Medical Center; Northeast Home Health Services; Northeast Regional Health and Fitness Center; Northeast Regional Health System; Family Health Center of Edina; A.T. Still Rehabilitation Center
New Concepts Open MRI, LLC (MO)5
Kirksville Academic Medicine, LLC (MO)
d/b/a: Academic Medicine
Kirksville Clinic Corp. (MO)
d/b/a: Northeast Regional Specialty Group; Women’s Health Center
Moberly Hospital, Inc. (MO)
d/b/a: Moberly Regional Medical Center; Downtown Athletic Club; Moberly Regional ER Associates; Moberly OB/Gyn
Moberly Medical Clinics, Inc. (MO)
d/b/a: Tri-County Medical Clinic; Shelbina Medical Clinic; Regional Medical Clinic; MRMC Clinic
Moberly Physicians Corp. (MO)

Farmington Hospital Corporation (MO)
Farmington Missouri Hospital Company, LLC (MO)
d/b/a: Mineral Area Regional Medical Center; Mineral Area Regional Medical Center Home Health Services; Mineral Area Anesthesia Associates; Mineral Area ER Associates; Mineral Area Oncology Associates; Children’s Haven; Pilot Knob Rural Health Clinic
Farmington Clinic Company, LLC (MO)
d/b/a: Mineral Area Physicians; Park Hills Primary Care; Fredericktown Primary Care; Farmington Primary Care; Bonne Terre Primary Care; Maple Valley Primary Care; Mineral Area Primary Care; Mineral Area Health Care; Mineral Area Orthopedics; Women’s Health and Wellness Center
Mineral Area Pharmacy and Durable Medical Equipment, LLC (MO)
Salem Hospital Corporation (NJ)
d/b/a: Memorial Hospital of Salem County; South Jersey Physical Therapy and Back Rehabilitation Center; Beckett Diagnostic Center; Memorial Home Health; Hospice of Salem County; The Memorial Hospital of Salem County; South Jersey Physical Therapy of the Memorial Hospital of Salem County
The Surgery Center of Salem County, L.L.C. (NJ) 6
Memorial Hospital of Salem Malpractice Assistance Fund, Inc.
(NJ non-profit) Salem Medical Professionals, P.C. (NJ — Salem physician-owned captive PC)
d/b/a: Children’s Healthcare Center; South Jersey Family Care Center; Salem County Surgical Associates
Salem Clinic Corp. (NJ)
d/b/a: Children’s Healthcare Center; South Jersey Family Care Center; Salem County Surgical Associates
Deming Hospital Corporation (NM)
d/b/a: Mimbres Memorial Hospital and Nursing Home; Deming Rural Health Clinic; Mimbres Home Health and Hospice
Deming Clinic Corporation (NM)

Roswell Hospital Corporation (NM)
d/b/a: Eastern New Mexico Medical Center; Eastern New Mexico Transitional Care Unit; Sunrise Mental Health Services; Eastern New Mexico Family Practice Residency Program; Eastern New Mexico Family Practice Residency Center; Valley Health Clinic of Eastern New Mexico Medical Center
Roswell Clinic Corp. (NM)
d/b/a: Ruidoso Family Care Center
Roswell Community Hospital Investment Corporation (DE)
San Miguel Hospital Corporation (NM)
d/b/a: Alta Vista Regional Hospital
San Miguel Clinic Corp. (NM)
d/b/a: Alta Vista Surgical Specialists; Alta Vista Hospitalist Group; Alta Vista Urological Specialists; Rio Vista OB/Gyn
Williamston Clinic Corp. (NC)
d/b/a: Northeastern Primary Care Group; University Family Medicine Center; Roanoke Women’s Healthcare; Coastal Pulmonary Clinic of Williamston; Roanoke Orthopedics
Williamston Hospital Corporation (NC)
d/b/a: Martin General Hospital; Northern Primary Care Group; University Family Medicine Center; Roanoke Women’s Healthcare; Martin General Health System
Plymouth Hospital Corporation (NC)
HEH Corporation (OH)
d/b/a: HEH Nashville Corporation; CH Aviation
Kay County Hospital Corporation (OK)
Kay County Oklahoma Hospital Company, LLC (OK)
d/b/a: Ponca City Medical Center
Kay County Clinic Company, LLC (OK)
d/b/a: Ponca City Anesthesia Associates; Ponca City Diagnostic Associates; Ponca City Behavioral Medicine Associates
Ponca City Home Care Services, Inc. (OK)
d/b/a: At Home Medical of Ponca City

CHS Berwick Hospital Corporation (PA)
d/b/a: Berwick Hospital Center; Berwick Recovery System; Berwick Hospital Center Home Health Care; Berwick Retirement Village Nursing Home; Berwick Home Health Hospice Care; Berwick Family Medicine and Obstetrics; Berwick Hospital CRNA Group
Berwick Medical Professionals, P.C. (PA — Pottstown physician-owned captive PC)
Berwick Clinic Company, LLC (DE)
d/b/a: Internal Medicine and Family Practice Associates; Neurology Specialties; Five Mountain Family Practice; Valley Endocrinology; Berwick Pediatrics; Berwick Medical Professionals; Susquehanna Valley Women’s Health; Huntington Mills Family Practice; Comprehensive Vascular Surgery; Mifflinville Family Practice
Berwick Clinic Corp. (PA)
Berwick Home Health Private Care, Inc. (PA)
Clinton Hospital Corporation (PA)
d/b/a: Lock Haven Hospital — Extended Care Unit; Lock Haven Hospital; Haven Wound Care Clinic, an Affiliate of Lock Haven Hospital; Haven; Haven Diagnostic Sleep Lab; Haven Occupational Health
Lock Haven Medical Professionals, P.C. (PA — Pottstown physician-owned captive PC)
d/b/a: Community Medical Care Associates
Lock Haven Clinic Company, LLC (DE)
d/b/a: Haven Orthopedic and Sports Medicine; Haven Surgical Associates; Haven Hospitalists Professionals; Haven Healthcare for Women; Haven Urological Professionals; Haven Primary Care
Haven Clinton Medical Associates, LLC (DE)

Coatesville Hospital Corporation (PA)
d/b/a: Brandywine Hospital; Brandywine Health System, Brandywine School of Nursing; Brandywine Hospitals; Women’s Health-New Garden; Brandywine Hospital Home Health; Brandywine Hospital Hospice; Brandywine Hospital Cardiothoracic Surgery
BH Trans Corporation (PA)
d/b/a Medic 93; Sky Flightcare
Brandywine Hospital Malpractice Assistance Fund, Inc. (PA non-profit)
Arusha LLC (PA)13
d/b/a: The Surgery Center of Chester County
Diagnostic Imaging Management of Brandywine Valley, LLC (PA)
Diagnostic Imaging of Brandywine Valley, LP (PA)
Coatesville Clinic Company, LLC (DE)
d/b/a: Surgical Associates of Chester County; Brandywine OB/Gyn Associates; Brandywine Valley Orthopedics; Oaklands Family Medicine; Brandywine Valley Internal Medicine; Brandywine Valley Family Medicine; Brandywine Valley Radiology
Northampton Hospital Corporation (PA)
d/b/a: Easton Hospital; Easton Hospital Home Health Services; Outlook House; Nazareth Area Family Medicine Associates; Easton Hospital Hospice; The Imaging Center at Easton; Northampton Internal Medicine Associates
Easton Hospital Malpractice Assistance Fund, Inc. (PA non-profit)
Northampton Clinic Company, LLC (DE)
d/b/a: Easton Area Obstetrics & Gynecology Associates; Easton Area Family Medicine Associates; Bethlehem Area Pediatric Associates; George M. Joseph, MD & Associates; Brighton Obstetrics & Gynecology; Cardiothoracic Surgeons of Easton; Monroe County Women’s Health Center; Easton Community Care Center 4th Street; Easton Community Care Center 22nd Street; Sullivan Trail Family Care; Easton Pulmonary Medicine Associates; Easton Dermatology and Aesthetics Center
Northampton Physician Services Corp. (PA)

West Grove Hospital Corporation (PA)
d/b/a: Jennersville Regional Hospital; Jennersville Regional Home Health Services; Jennersville Regional Hospital Hospice Program; HealthTech; Jennersville Pediatrics; Jennersville OB Associates; Home Health of Brandywine; Hospice of Brandywine
Southern Chester County Medical Building I (32.957%)
Southern Chester County Medical Building II (41.1766%)
Jennersville Regional Hospital Malpractice Assistance Fund, Inc. (PA non-profit)
West Grove Clinic Company, LLC (DE)
d/b/a: Jennersville Surgical Associates; Jennersville Orthopaedics & Sports Medicine; Jennersville Hospitalist Associates; Jennersville Gastroenterology Associates
Pottstown Hospital Corporation (PA)
Sunbury Hospital Corporation (PA)
d/b/a: Sunbury Community Hospital; Sunbury Community Hospital Skilled Nursing Facility; Sunbury Community Hospital Behavioral Health
Sunbury Clinic Company, LLC (DE)
d/b/a: Community Care Family Practice of Sunbury; Community Care Family Practice of Selinsgrove; Community Care Internal Medicine of Sunbury; Community Care Internal Medicine of Shamokin Dam; Community Care Pulmonary Medicine of Sunbury, Sunbury Anesthesia Group
Lancaster Hospital Corporation (DE)
d/b/a: Springs Memorial Hospital; Lancaster Recovery Center; Rock Hill Rehabilitation; Lancaster Rehabilitation; Springs Business Health Services; Hospice of Lancaster; Springs Wound Treatment Center; Kershaw Family Medicine Center; Home Care of Lancaster
Carolina Surgery Center, LLC (SC)22
Lancaster Imaging Center, LLC (SC)7
Lancaster Clinic Corp. (SC)
d/b/a: Lancaster Pediatrics; Springs Healthcare; Lancaster Urgent Care Clinic
Chesterfield Clinic Corp. (SC)
d/b/a: Palmetto Pediatrics; Cheraw Medical Associates, and Reynolds Family Medicine; Chesterfield Family Medicine; Women’s Health Specialists; Palmetto Orthopedics Practice

Marlboro Clinic Corp. (SC)
d/b/a: Pee Dee Clinics and Cardiology Associates; Marlboro Pediatrics and Allergy; Carolinas Surgical Associates; Women’s Healthcare Specialists; Palmetto Orthopedics Practice
Polk Medical Services, Inc. (TN)
East Tennessee Health Systems, Inc. (TN)
Sparta Hospital Corporation (TN)
d/b/a: White County Community Hospital
White County Physician Services, Inc. (TN)
d/b/a: Doyle Medical Clinic; White County Medical Associates; White County Women’s Healthcare; White County Pediatrics and Internal Medicine; American Ear, Nose & Throat; Center for Digestive Healthcare; Center for Urologic Care; Pulmonology Associates of White County
Lakeway Hospital Corporation (TN)
Hospital of Morristown, Inc. (TN)
d/b/a: Lakeway Regional Hospital; Morristown Professional Building; Lakeway Regional Women’s Imaging Center Morristown Surgery Center, LLC (TN)
Morristown Clinic Corp. (TN)
d/b/a: Grainger County Family Medicine
East Tennessee Clinic Corp. (TN)
Morristown Professional Centers, Inc. (TN)
Senior Circle Association (TN non-profit)
Jackson Hospital Corporation (TN)
Jackson, Tennessee Hospital Company, LLC (TN)
d/b/a: Regional Hospital of Jackson; Cardiovascular Surgery Center of West Tennessee
McKenzie Hospital Corporation (TN)
d/b/a: McKenzie Regional Hospital; Ambulance Service of McKenzie
Lexington Hospital Corporation (TN)
d/b/a: Henderson County Community Hospital; Ambulance Service of Lexington; Henderson County ER Group
Brownsville Hospital Corporation (TN)
d/b/a: Haywood Park Community Hospital

Dyersburg Hospital Corporation (TN)
d/b/a: Dyersburg Regional Medical Center; Regional Home Care, Dyersburg; Regional Home Care, Jackson; Regional Home Care, Lexington; Regional Home Care, Martin; Regional Home Care, McKenzie; Regional Home Care, Selmer; Regional Home Care, Brownsville; Ambulance Service of Dyersburg; Dyersburg Emergency Physicians
Martin Hospital Corporation (TN)
d/b/a: Volunteer Community Hospital
McNairy Hospital Corporation (TN)
d/b/a: McNairy Regional Hospital; Ambulance Service of McNairy
Madison Clinic Corp. (TN)
d/b/a: Jackson Pediatric Center; Jackson Regional Surgery Center; Midsouth Surgical and Bariatrics; Regional Hospital Occ-Med Clinic; Regional Family Medicine; Eastside Primary Care; Medical Clinic of Henderson; Lexington Obstetrics and Gynecology; Regional Obstetrics and Gynecology; North Jackson Internal Medicine; Madison Surgical Clinic
McKenzie Clinic Corp. (TN)
d/b/a: Family Medicine Clinic; West Carroll Medical Clinic
Lexington Clinic Corp. (TN)
d/b/a: Lexington Family Care Clinic; Lexington Internal Medicine; Lexington Internal Medicine Partners
Brownsville Clinic Corp. (TN)
d/b/a: Brownsville Women’s Center; Brownsville Surgery Clinic
Dyersburg Clinic Corp. (TN)
d/b/a Dyersburg Internal Medicine Clinic; Dyersburg Surgical Associates; Dyersburg Regional Women’s Center; Ridgely Medical Clinic; Dyersburg Diabetes Clinic; Dyersburg Urology Clinic; Lauderdale Medical Clinic
Martin Clinic Corp. (TN)
d/b/a: Rural Health Associates of NW TN; Martin Pediatric Clinic; Martin Specialty Clinics; Union City Women’s Specialty Clinic; Sharon Family Practice; Volunteer Physicians Center
Riverside MSO, LLC (TN)8
McNairy Clinic Corp. (TN)
Ambulance Services of McNairy, Inc. (TN)
d/b/a: McNairy Regional EMS
Ambulance Services of McKenzie, Inc. (TN)
d/b/a: McKenzie Regional EMS

Ambulance Services of Lexington, Inc. (TN)
d/b/a: Henderson County EMS
Ambulance Services of Dyersburg, Inc. (TN)
d/b/a: Dyersburg Regional EMS
Shelbyville Hospital Corporation (TN)
d/b/a: Bedford County Medical Center; Bedford County Medical Center Home Health; Wartrace Family Practice Clinic
Shelbyville Clinic Corp. (TN)
d/b/a: Surgical Specialty Services; Shelbyville Pulmonary Services; Shelbyville Surgical Clinic; Shelbyville Women’s Center; Shelbyville Internal Medicine Associates; Shelbyville Pediatric Clinic
Highland Health Systems, Inc. (TX)
Big Spring Hospital Corporation (TX)
d/b/a: Scenic Mountain Medical Center; Scenic Mountain Home Health; Scenic Mountain Medical Center Skilled Nursing Facility; Scenic Mountain Medical Center Psychiatric Unit
Scenic Managed Services, Inc. (TX)
d/b/a: Scenic Mountain MSO
SMMC Medical Group (TX CNHO)
Granbury Hospital Corporation (TX)
d/b/a: Lake Granbury Medical Center; Lake Granbury Medical Center Home Health
Hood Medical Group (TX CNHO)
d/b/a: Brazos Medical and Surgical Clinic; Lake Granbury Primary Care; Lake Granbury Specialty Care; Lake Granbury Hospital Care
Granbury Texas Hospital Investment Corporation (DE)
Hood Medical Services, Inc. (TX)
Big Bend Hospital Corporation (TX)
d/b/a: Big Bend Regional Medical Center; Big Bend Regional Medical Center Home Health Agency; Alpine Rural Health Clinic; Presidio Rural Health Clinic; Marfa Rural Health Clinic
Cleveland Clinic Corp. (TX)
d/b/a: New Caney Clinic
Jourdanton Hospital Corporation (TX)
d/b/a South Texas Regional Medical Center

Wichita Falls Texas Home Care Corporation (TX)
d/b/a North Texas Home Health
Wichita Falls Texas Private Duty Corporation (TX)
d/b/a Care Partners
Humble Texas Home Care Corporation (TX)
d/b/a Homecare PRN
Weatherford Hospital Corporation (TX)
Weatherford Texas Hospital Company, LLC (TX)
d/b/a Weatherford Regional Medical Center; Weatherford Regional Medical Center Home Health
Tooele Hospital Corporation (UT)
d/b/a: Mountain West Medical Center; Mountain West Home Health Agency; Mountain West Ambulance Service; Mountain West Medical Center Physical Therapy and Wellness Center; Mountain West Private Care Agency; Mountain West Hospice
Tooele Clinic Corp. (UT)
d/b/a: Mountain West Surgical Service Associates; Mountain West Internal Medicine and Women’s Health; Mountain West OB/GYN Clinic; Oquirrh Surgical Services; Deseret Peak Women’s Center; Stansbury Family Medicine
Russell County Medical Center, Inc. (VA)
d/b/a: Riverside Community Medical Center; Hansonville Medical Clinic
Russell County Clinic Corp. (VA)
d/b/a: Community Medical Care; Appalachian Urology Center; Generations Healthcare for Women; Lebanon Orthopedics; Lebanon Pediatrics; Appalachian Psychiatric Associates; Pinnacle Surgical Care
Emporia Hospital Corporation (VA) d/b/a: Southern Virginia Regional Medical Center; South Central Virginia Pain Center; Southern Virginia Regional Medical Center Home Health Agency; Southern Virginia Pain Management Center
Emporia Clinic Corp. (VA)
d/b/a: Gasburg Family Health Care; Primary Care of Brunswick County; South Central Virginia Pain Management; Emporia Surgical Clinic; Southern Virginia Medical Group; Southern Virginia Surgical Associates; Southern Virginia ENT and Cosmetics; Southern Virginia Internal Medicine & Nephrology; Southern Virginia Cardiology Center

Franklin Hospital Corporation (VA)
d/b/a: Southampton Memorial Hospital; New Outlook; Southampton Memorial Hospice; Southampton Memorial Home Health Agency; Southampton Memorial Hospital SNF; Southampton Memorial Hospital East Pavilion Nursing Facility; Southampton Primary Care; Southampton Surgical Group; Boykins Family Practice
Franklin Clinic Corp. (VA)
d/b/a Southampton Medical Group; Courtland Medical Center; Holland Family Practice; Southampton Orthopaedic and Sports Medicine Center; Southampton Surgical Associates
Logan Hospital Corporation (WV)
Logan, West Virginia Hospital Company, LLC (WV)
Oak Hill Hospital Corporation (WV)
d/b/a Plateau Medical Center
Oak Hill Clinic Corp. (WV)
d/b/a Plateau Surgical Associates; Plateau Cardio-Pulmonary Associates
Evanston Clinic Corp. (WY)
d/b/a Wyoming Internal Medicine; Alpine Urology; Arrowhead Surgical Clinic; SW Wyoming Vein Care; Women’s Health Specialists
Evanston Hospital Corporation (WY)
d/b/a: Evanston Regional Hospital; Evanston Regional Hospital Home Care; Evanston Dialysis Center; Uinta Family Practice; Bridger Valley Family Practice; Evanston Regional Hospice; Bridger Valley Physical Therapy

Hallmark Healthcare Corporation (DE)
National Healthcare of Mt. Vernon, Inc. (DE)
d/b/a: Crossroads Community Hospital; Crossroads Community Home Health Agency; Heartland Regional Home Health
Crossroads Community Hospital Malpractice Assistance Fund, Inc. (IL non-profit)
Hallmark Holdings Corp. (NY)
INACTCO, Inc. (DE)
National Healthcare of Hartselle, Inc. (DE)
d/b/a: Hartselle Medical Center
National Healthcare of Decatur, Inc. (DE)
d/b/a: Parkway Medical Center
Parkway Medical Clinic, Inc. (AL)
Cullman Hospital Corporation (AL)
National Healthcare of Cullman, Inc. (DE)
d/b/a: Woodland Medical Center
Cullman Surgery Venture Corp. (DE)18
Healtsouth/Woodlands Surgery Center of Cullman, LLC (AL)
Cullman County Medical Clinic, Inc. (AL)
National Healthcare of England Arkansas, Inc. (AR)
National Healthcare of Newport, Inc. (DE)
d/b/a: Harris Hospital; Harris Hospital Home Health Agency; Nightingale Home Health Agency; Harris Anesthesia Associates
Harris Managed Services, Inc. (AR)
National Healthcare of Holmes County, Inc. (FL)
Health Care of Forsyth County, Inc. (GA)

Crossroads Physician Corp. (IL)
d/b/a: Crossroads Internal Medicine; Crossroads Urology; Crossroads Surgical Associates; Crossroads Family Associates; Crossroads Family Medicine of Nashville; Crossroads Family Medicine of Mt. Vernon; Crossroads Family Medicine of Salem; Crossroads Family Medicine of Wayne City; Crossroads Family Medicine of Benton; Crossroads Family Medicine of Okawville
National Healthcare of Leesville, Inc. (DE)
d/b/a: Byrd Regional Hospital
Leesville Diagnostic Center, L.P. (DE)12
Leesville Surgery Center, LLC (DE)23
Byrd Medical Clinic, Inc. (LA)
d/b/a: Byrd Regional Health Centers
Cleveland Hospital Corporation (TN)
National Healthcare of Cleveland, Inc. (DE)
d/b/a: Cleveland Community Hospital; SkyRidge Medical Center; SkyRidge Medical Center Westside Campus; Family Home Care, Cleveland; Family Hospice; Cleveland
Peerless Healthcare, LLC (TN)
Family Home Care, Inc. (TN)
d/b/a: Family Home Care; Hamilton
Cleveland PHO, Inc. (TN)
Cleveland Medical Clinic, Inc. (TN)
d/b/a: Physicians Plus; Westside Family Physicians; Cleveland Medical Group; Westside Internal Medicine; Westside Neurology Services; HealthWorks
NHCI of Hillsboro, Inc. (TX)
d/b/a: Hill Regional Hospital; Hill Regional Medical Clinic of Whitney
Hill Regional Medical Group (TX CNHO)
Hill Regional Clinic Corp. (TX)
Subsidiaries not included on this list, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary, as such term is defined by Rule 1-02(w) of Regulation S-X.
1	Bullhead City Imaging Corporation owns 51%

2	CHS Holdings Corp. owns 95.31%

3	Granite City Illinois Hospital Company, LLC owns 70.15%
4	Kirksville Hospital Corporation holds 82.49%

5	Kirksville Missouri Hospital Company, LLC holds 60%

6	Salem Hospital Corporation holds 80%

7	Lancaster Hospital Corporation owns 51%

8	Martin Clinic Corp. owns 26.93%

9	In-Home Medical Equipment Supplies and Services, Inc. owns 40%

10	In-Home Medical Equipment Supplies and Services, Inc. owns 50%

11	Galesburg Hospital Corporation owns 50%

12	National Healthcare of Leesville, Inc. holds a 51% General Partner interest

13	Coatesville Hospital Corporation owns 65%

14	CHHS Holdings, LLC owns 85%

15	CHS Holdings Corp. owns 98.04%

16	Crestview Hospital Corporation holds 66.402%

17	CHS/Community Health Systems, Inc. holds a 15.22% Limited Partner Interest

18	Cullman Surgery Venture Corp. holds 25%
19	Webb Hospital Corporation holds a .0159% General Partner Interest and Webb Hospital Holdings, LLC holds a 95.1316% Limited Partner Interest

20	CHS Holdings Corp. owns 94.11%

21	In-Home Medical Equipment Supplies and Services, Inc. owns 40%

22	Lancaster Hospital Corporation holds 50.88%

23	National Healthcare of Leesville, Inc. holds 59.43%

Triad Healthcare Corporation
5300 Grand Limited Partnership
A Woman’s Place, LLC (f/k/a Tri-Shell 59 LLC)
Abilene Hospital, LLC
Abilene Merger, LLC
Affinity Health Systems, LLC
Affinity Hospital, LLC
Affinity Physician Services, LLC
Alaska Physician Services, LLC
Alice Hospital, LLC
Alice Surgeons, LLC
American Health Facilities Development, LLC
Anesthesiology Group of Hattiesburg, LLC (f/k/a Tri-Shell 29 LLC; f/k/a Medical Center-Phoenix, LLC)
APS Medical, LLC
Arizona ASC Management, Inc.
Arizona DH, LLC
Arizona Medco, LLC
ARMC, LP
Augusta Health System, LLC
Augusta Hospital, LLC
Augusta Physician Services, LLC
Barberton Health System, LLC
Barberton Physician Services, LLC (f/k/a Tri-Shell 65 LLC)
Beauco, LLC
Beaumont Medical Center, L.P.

Beaumont Regional, LLC
Birmingham Holdings, LLC
Bluffton Health System, LLC
Bluffton Physician Services, LLC
Brazos Medco, LLC
Brazos Valley of Texas, L.P.
Brazos Valley Surgical Center, LLC
Broken Arrow Medical Group, LLC
Brownwood Hospital, L.P.
Brownwood Medical Center, LLC
BVSC, LLC
Carlsbad Medical Center, LLC
Carolinas Medical Alliance, Inc.
Carolinas OB/GYN Medical Group, LLC (f/k/a Tri-Shell 63 LLC)
Cedar Park Health System, L.P.
Central Arkansas Anesthesia Services, LLC
Central Arkansas Pharmacy, LLC (f/k/a Tri-Shell 42 LLC; f/k/a Triad Management, LLC)
Central Arkansas Physician Services, LLC (f/k/a Tri-Shell 34 LLC; f/k/a Paradise Psychiatric, LLC)
Central Arkansas Real Property, LLC (f/k/a Tri-Shell 41 LLC; f/k/a Surgery Center of Phoenix, LLC)
Claremore Anesthesia, LLC (f/k/a Tucson Surgical Partners, LLC; f/k/a Sparks Holdings, LLC; f/k/a Tri-Shell 47 LLC)
Claremore Diagnostic Center, LLC
Claremore Internal Medicine, LLC (f/k/a Tri-Shell 48 LLC)
Claremore Physicians, LLC

2

Claremore Regional Hospital, LLC
Clarksville Health System, G.P.
Clarksville Holdings, LLC
Clarksville Physician Services, G.P.
Clinico, LLC
Clinton County Health System, LLC
C-OK, LLC (f/k/a Tri-Shell 43 LLC; f/k/a Triad-Navarro, LLC)
College Station Hospital, L.P.
College Station Medical Center, LLC
College Station Merger, LLC
Coronado Hospital, LLC
Coronado Medical, LLC
CP Hospital GP, LLC
CPLP, LLC
Crestwood Healthcare, L.P.
Crestwood Hospital, LLC (f/k/a Tri-Shell 21 LLC; f/k/a Douglas Hospital, LLC)
Crestwood Hospital LP, LLC (f/k/a Tri-Shell 22 LLC; f/k/a ECMH, LLC)
Crestwood Surgery Center, LLC
Crossroads Healthcare Management, LLC
CSDS, LLC
CSMC, LLC
CSRA Holdings, LLC
Dallas Physician Practice, L.P.
Dallas Phy Service, LLC
Day Surgery, Inc.

3

Deaconess Health System, LLC
Deaconess Holdings, LLC (f/k/a Tri-Shell 61 LLC)
Deaconess Hospital Holdings, LLC
Deaconess Metropolitan Physicians, LLC
Deaconess Physician Services, LLC
Denton ASC-GP, LLC
Denton Surgery Center, L.P. (f/k/a Presbyterian Hospital of Denton Surgery Center, L.P.)
DeQueen Regional I, LLC
Desert Hospital Holdings, LLC
Detar Hospital, LLC
DFW Physerv, LLC
DHSC, LLC
Doctors Hospital Physician Services, LLC (f/k/a Tri-Shell 54 LLC)
Doctors Medical Center, LLC
Doctors of Laredo, LLC
Douglas Medical Center, LLC
Dukes Health System, LLC (f/k/a Tri-Shell 51 LLC)
Dukes Physician Services, LLC (f/k/a Tri-Shell 52 LLC)
Dupont Hospital, LLC
E.D. Clinics, LLC
EL Med, LLC (f/k/a EL Dorado Medical Center, LLC
El Dorado Surgery Center, L.P.
Eye Institute of Southern Arizona, LLC
Fairmont Health System, LLC (f/k/a Tri-Shell 16 LLC; f/k/a Anaheim Medco, LLC)
Florence ASC Management, LLC (f/k/a Tri-Shell 18 LLC; f/k/a Claremore MC, LLC)

4

Fort Wayne Surgery Center, LLC
Frankfort Health Partner, Inc.
Gadsden Regional Medical Center, LLC
Gadsden Regional Primary Care, LLC
Garland Managed Care Organization, Inc.
GCMC, LLC
GH Texas, LLC f/k/a Galen Texas, LLC
GHC Hospital, LLC
Good Hope Health System, LLC
GRB Real Estate, LLC
Greenbrier Valley Anesthesia, LLC
Greenbrier Valley Emergency Physicians, LLC
Greenbrier VMC, LLC
GRMC Holdings, LLC
Gulf Coast Hospital, L.P.
Gulf Coast Medical Center, LLC
Hattiesburg Ambulatory Surgery Center, L.P.
Hattiesburg ASC-GP, LLC (f/k/a Hattiesburg Ambulatory Surgery Center, LLC)
HDP DeQueen, LLC
HDPWH, LLC
HDP Woodland Heights, L.P.
HDP Woodland Property, LLC
Healdsburg of California, LLC
Healthwest Holdings, Inc.
HIH, LLC

5

Hobbs Medco, LLC
Hobbs Physician Practice, LLC
Hospital of Beaumont, LLC
Hot Springs National Park Hospital Holdings, LLC (f/k/a Tri-Shell 31 LLC; f/k/a Northwest Arizona Hospital, LLC)
HTI Tucson Rehabilitation, Inc.
Huntington Associates
Huntington Beach Amdeco, LLC
Innovative Recoveries, LLC (f/k/a Tri-Shell 55 LLC)
IOM Health System, L.P.
IRHC, LLC (f/k/a Independence Regional Health Center, LLC)
Jacksonville Medical Professional Services, LLC
Jonesboro Real Property, LLC (f/k/a Tri-Shell 39 LLC; f/k/a PV of Texas, LLC)
Kensingcare, LLC
Lake Area Physician Services, LLC
Lake Area Surgicare, A Partnership in Commendam
Laredo Hospital, L.P.
Las Cruces ASC-GP, LLC (f/k/a Tri-Shell 24 LLC; f/k/a HBMC, LLC)
Las Cruces Medical Center, LLC
Las Cruces Physician Services, LLC
Las Cruces Surgery Center, L.P.
Lea Regional Hospital, LLC
Longview Medical Center, L.P.
Longview Merger, LLC
LRH, LLC
LS Psychiatric, LLC

6

Lutheran Health Network CBO, LLC
Lutheran Health Network of Indiana, LLC (f/k/a Triad of Indiana, LLC; f/k/a Tri-Shell 19 LLC; f/k/a Crestwood Medical Center, LLC)
Lutheran Medical Office Park, Phase II
Madison Hospital, LLC (f/k/a Madison’s Hospital, LLC)
Malulani Health and Medical Center, LLC
Mary Black Health System LLC
Mary Black Medical Office Building Limited Partnership
Mary Black MOB II, L.P.
Mary Black Physicians Group, LLC
Mary Black Physician Services, LLC (f/k/a Tri-Shell 44 LLC; f/k/a Triad-Sherman, LLC)
Massillon Community Health System, LLC (f/k/a Tri-Shell 57 LLC)
Massillon Health System, LLC
Mat-Su Regional ASC GP, LLC
Mat-Su Regional Surgery Center, L.P.
Mat-Su Valley Medical Center, LLC
MC Hospital, LLC (f/k/a MCH, LLC)
MCI Panhandle Surgical, L.P.
McKenzie Physician Services, LLC
McKenzie-Willamette Regional Medical Center Associates, LLC
Medical Center at Terrell, LLC
Medical Center of Brownwood, LLC
Medical Center of Sherman, LLC
Medical Holdings, Inc.
Medical Park Hospital, LLC
Medical Park MSO, LLC

7

MEDSTAT, LLC
Memorial Hospital, LLC
Mesa View PT, LLC (f/k/a Tri-Shell 49 LLC)
Mesa View Physical Rehabilitation, LLC
MHS Ambulatory Surgery Center, Inc.
Mid-Plains, LLC
Minot Health Services, Inc.
Mission Bay Memorial Hospital, LLC
Missouri Healthserv, LLC
MMC of Nevada, LLC
MWMC Holdings, LLC
National Park Physician Services, LLC (f/k/a Tri-Shell 35 LLC; f/k/a Paradise Valley Hospital, LLC)
National Park Real Property, LLC (f/k/a Tri-Shell 40 LLC; f/k/a Research Psychiatric Center, LLC)
Navarro Hospital, L.P.
Navarro Regional, LLC
NC-CSH, Inc.
NC-DSH, Inc.
North Anaheim Surgicare, LLC
Northeast Arkansas Health System, LLC (f/k/a Jonesboro Hospital, LLC; f/k/a Tri-Shell 33 LLC; f/k/a Pacific Group Office, LLC)
Northwest Allied Physicians, LLC
Northwest Arkansas Employees, LLC
Northwest Arkansas Hospitals, LLC
Northwest Benton County Physician Services, LLC (f/k/a Tri-Shell 58 LLC)

8

Northwest Hospital, LLC
Northwest Marana Hospital, LLC (f/k/a Tri-Shell 60 LLC)
Northwest Medical Center CT/MRI at Marana, LLC
Northwest Physicians, LLC
Northwest Rancho Vistoso Imaging Services, LLC
Northwest Tucson ASC-GP, LLC (f/k/a Tri-Shell 45 LLC; f/k/a Triad-Terrell, LLC)
Northwest Tucson Surgery Center, L.P.
NOV Holdings, LLC
NPMC, LLC
NPMC, Home Health, LLC
NRH, LLC
Odessa, LLC
Oklahoma City ASC-GP, LLC
Oklahoma City Surgery Center, L.P.
OPRMC, LLC (f/k/a Overland Park Regional Medical Center, LLC)
Oregon Healthcorp, LLC
Oro Valley Hospital, LLC (f/k/a Tri-Shell 50 LLC)
Pacific East Division Office, L.P.
Pacific Group ASC Division, Inc.
Pacific Physicians Services, LLC
Pacific West Division Office, LLC
Palm Drive Hospital, L.P.
Palm Drive Medical Center, LLC
Palmer-Wasilla Health System, LLC (f/k/a Tri-Shell 23 LLC; f/k/a El Campo Medical Center, LLC)
Palmetto Women’s Care, LLC (f/k/a Tri-Shell 56 LLC)

9

Pampa Hospital, L.P.
Pampa Medical Center, LLC
Panhandle, LLC
Panhandle Medical Center, LLC
Panhandle Property, LLC
Panhandle Surgical Hospital, L.P.
PDMC, LLC
Pecos Valley of New Mexico, LLC
Phillips & Coker OB-GYN, LLC (f/k/a Tri-Shell 64 LLC)
Phoenix Amdeco, LLC
Phoenix Surgical, LLC
Phys-Med, LLC
Physicians and Surgeons Hospital of Alice, L.P.
Physicians’ Surgery Center of Florence, LLC
Piney Woods Healthcare System, L.P.
Premiere Care Hospital, LLC (f/k/a Tri-Shell 17 LLC; f/k/a Arkansas Hospital, LLC)
PremierCare Super PHO, LLC
Primary Medical, LLC
Procure Solutions, LLC
Psychiatric Services of Paradise Valley, LLC
QHG Georgia, L.P.
QHG Georgia Holdings, Inc.
QHG of Barberton, Inc.
QHG of Bluffton, Inc.
QHG of Clinton County, Inc.

10

QHG of Enterprise, Inc.
QHG of Forrest County, Inc.
QHG of Fort Wayne, Inc.
QHG of Hattiesburg, Inc.
QHG of Jacksonville, Inc.
QHG of Kenmare, Inc.
QHG of Lake City, Inc.
QHG of Massillon, Inc.
QHG of Minot, Inc.
QHG of Ohio, Inc.
QHG of South Carolina, Inc.
QHG of Spartanburg, Inc.
QHG of Springdale, Inc.
QHG of Texas, Inc.
QHG of Warsaw, Inc.
Quorum ELF, Inc.
Quorum Health Resources, LLC
QHR International, LLC
Quorum Health Services, Inc.
Rehab Hospital of Fort Wayne General Partnership
Regional Hospital of Longview, LLC
River Region Medical Corporation
Russellville Holdings, LLC (f/k/a Tri-Shell 32 LLC; f/k/a Oak Clinic, LLC)
SACMC, LLC
Samaritan Surgicenters of Arizona II, LLC

11

San Angelo Community Medical Center, LLC
San Angelo Hospital, L.P.
San Angelo Medical, LLC
San Diego Hospital, L.P.
San Leandro, LLC
San Leandro Hospital, L.P.
San Leandro Medical Center, LLC
SDH, LLC
Searcy Holdings, LLC (f/k/a Tri-Shell 30 LLC; f/k/a Medical Center CIP, LLC)
Sebastopol, LLC
Sherman Hospital, L.P.
Sherman Medical Center, LLC
Silsbee Doctors Hospital, L.P.
Silsbee Medical Center, LLC
Silsbee Texas, LLC
SLH, LLC
Software Sales Corp.
South Alabama Managed Care Contracting, Inc.
South Alabama Medical Management Services, Inc.
South Alabama Physician Services, Inc.
South Arkansas Clinic, LLC
SouthCrest, L.L.C.
SouthCrest Anesthesia Group, LLC
SouthCrest Medical Group, LLC
SouthCrest Surgery Center, L.P.

12

South Tulsa Medical Group, LLC
Southern Texas Medical Center, LLC
Springdale/Bentonville ASC-GP, LLC (f/k/a Tri-Shell 25 LLC; f/k/a HBMRI, LLC)
Springdale/Bentonville Surgery Center, L.P.
Sprocket Medical Management, LLC
St. Joseph Health System, LLC
St. Joseph Medical Group, Inc.
St. Mary’s Physician Services, LLC (f/k/a Tri-Shell 36 LLC; f/k/a Pecos Medco, LLC)
St. Mary’s Real Property, LLC (f/k/a Tri-Shell 38 LLC; f/k/a Psychiatric, LLC)
Surgical Center of Amarillo, LLC
Surgical Center of Carlsbad, LLC (f/k/a Covenant Surgical Hospital of Carlsbad, LLC
Surgicare of Independence, Inc.
Surgicare of San Leandro, Inc.
Surgicare of Sherman, Inc.
Surgicare of Southeast Texas I, LLC
Surgicare of Victoria, Inc.
Surgicare of Victoria, Ltd.
Surgicare Outpatient Center of Lake Charles, Inc.
Surgicenter of Johnson County, Inc.
Surgicenters of America, Inc.
TAC-SPC, Ltd.
Tennyson Holdings, Inc.
Terrell Hospital, L.P.
Terrell Medical Center, LLC
The Intensive Resource Group, LLC

13

The Vicksburg Clinic, LLC
THI Beacon Court Limited
THI Ireland Holdings Limited
Tri-Irish, Inc. (f/k/a Tri-Shell 2 Inc.)
Tri-World, LLC (f/k/a Tri-Shell 53 LLC)
Triad-Arizona I, Inc.
Triad-ARMC, LLC
Triad Corporate Services, Limited Partnership
Triad CSGP, LLC
Triad CSLP, LLC
Triad-Denton Hospital GP, LLC
Triad-Denton Hospital, L.P.
Triad DeQueen Regional Medical Center, LLC (f/k/a DeQueen Regional Medical Center, LLC)
Triad-El Dorado, Inc.
Triad Healthcare System of Phoenix, L.P.
Triad Holdings III, LLC (f/k/a Triad Holdings III, Inc.)
Triad Holdings IV, LLC (f/k/a Tri-Shell 20 LLC; f/k/a DH of Laredo, LLC)
Triad Holdings V, LLC (f/k/a Quorum, Inc.)
Triad Holdings VI, Inc.
Triad Hospitals, Inc.
Triad-Medical Center at Terrell Subsidiary, LLC
Triad-Medical Center of Sherman Subsidiary, LLC
Triad-Navarro Regional Hospital Subsidiary, LLC
Triad of Alabama, LLC (f/k/a Tri-Shell 26 LLC; f/k/a Huntington Imaging, LLC)
Triad of Arizona (L.P.), Inc.

14

Triad of Oregon, LLC (f/k/a Tri-Shell 27 LLC; f/k/a Huntington Intercommunity, LLC)
Triad of Phoenix, Inc.
Triad RC, Inc.
Triad-South Tulsa Hospital Company, Inc.
Triad Texas, LLC
Triad-Willow Creek, LLC
TROSCO, LLC d/b/a LouisianaTrosco, LLC of Delaware
Trufor Pharmacy, LLC
TTHR Limited Partnership
Tucson Rehabilitation, LLC
Tuscora Park Medical Specialists, LLC
VFARC, LLC
VHC Holdings, LLC
VHC Medical, LLC
Vicksburg Healthcare, LLC
Vicksburg Surgical Center, LLC
Victoria Functional Assessment & Restoration Ltd.
Victoria Hospital, LLC
Victoria of Texas, L.P.
VMF Medical, LLC
Wagoner Community Hospital, LLC
WAMC, LLC
Warsaw Health System, LLC
Wesley Health System, LLC
Wesley HealthTrust, Inc. (f/k/a Methodist HealthTrust)

15

Wesley Physician Services, LLC
West Anaheim, LLC
West Anaheim Hospital, L.P.
West Anaheim Medical Center, LLC
West Virginia MS, LLC
Wharton Medco, LLC
WHMC, LLC
Willamette Community Medical Group, LLC
Willamette Valley Clinics, LLC
Willamette Valley Medical Center, LLC
WM Medical, LLC
Women & Children’s Hospital, LLC
Woodland Heights Medical Center, LLC
Woodward Health System, LLC (f/k/a Tri-Shell 28 LLC; f/k/a Ledger, LLC)

16